EXHIBIT 1

     The undersigned agree that the statement to which this Exhibit is attached, and any amendment thereto, is filed on behalf of each of them in the capacities set forth below.

                                   TRANSWORLD HOME HEALTHCARE, INC.

Dated:  November 22, 1996

                                   By /s/ Vincent J. Caruso
                                      -----------------------------------------
                                      Vincent J. Caruso
                                      Executive Vice President

                                   HYPERION PARTNERS II L.P.
                                   By:   Hyperion Ventures II L.P.,
                                         its general partner
                                         By:  Hyperion Funding II Corp.,
                                              its general partner

                                              By /s/ Scott A. Shay
                                                 ------------------------------
                                                 Name:   Scott A. Shay
                                                 Title:  Executive Vice
                                                         President

                                   HYPERION VENTURES II L.P.
                                   By:   Hyperion Funding II Corp.,
                                         its general partner

                                         By /s/ Scott A. Shay
                                            -----------------------------------
                                            Name:   Scott A. Shay
                                            Title:  Executive Vice
                                                    President

                                   HYPERION FUNDING II CORP.

                                   By /s/ Scott A. Shay
                                      -----------------------------------------
                                      Name:   Scott A. Shay
                                      Title:  Executive Vice
                                              President

                                   /s/ Lewis S. Ranieri
                                   --------------------------------------------
                                   Lewis S. Ranieri, individually

                                   /s/ Scott A. Shay
                                   --------------------------------------------
                                   Scott A. Shay, individually